Exhibit 99.1

Genpact Reports Financial Results for the Second Quarter of 2008

Second Quarter Revenues Grow 26%  year over year

Adjusted Income from Operations Increases 40%  year over year

Gurgaon, India and New York, NY, August 5, 2008 — Genpact Limited (NYSE: G), a leader in the globalization of services and technology and a pioneer in managing business processes for companies around the world, today announced financial results for the second quarter ended June 30, 2008.

Key Financial Results - Second Quarter 2008

•                 Revenues were $253.6 million, up 26% from the second quarter of 2007.

•                 Net income was $24.8 million, up 250% from $7.1 million in the second quarter of 2007; net income margin for the second quarter of 2008 was 9.8%, up from 3.5% in the second quarter of 2007.

•                 Earnings per common share were $0.11, up from a loss of $0.17 per share in the second quarter of 2007.

•                 Adjusted income from operations increased 40% to $41.8 million compared to the second quarter of 2007.

•                 Adjusted income from operations margin was 16.5%, up from 14.9% in the second quarter of 2007.

•                 Adjusted diluted earnings per share were $0.18, up from $0.10 in the second quarter of 2007.

Pramod Bhasin, Genpact’s President and CEO said, “Our excellent second quarter results continue our track record of strong growth and delivering on our commitments. Given our results to date and our expectations for the remainder of the year, we are increasing our full year revenue guidance and our guidance on adjusted income from operations margin.  We expect revenues for the full year to grow organically by 26-28% from $823 million in 2007.  As a result of increased internal efficiencies, a shift towards higher value work and improved pricing for the value we deliver, we now expect our adjusted income from operations margin to improve by 80 to 100 basis points to between 17.1% and 17.3% in 2008 from 16.3% in 2007. Genpact’s Six Sigma, process and technology expertise are driving market penetration and sustainable, superior growth as we create value for our clients and all our key stakeholders.”

Global Client revenues increased 68% over the second quarter of 2007 (growth with existing clients, or organic growth, was 75%), driven by Genpact’s ability to expand its existing client relationships and build new ones.

Genpact continues to expand its client base. Among new additions are:

•                 a large office products company;

•                 a global leader in healthcare, lighting and consumer lifestyle products;

•                 a leading UK-based financial services group providing a wide range of banking and financial services; and

•                 a global financial services company operating in automotive finance, real estate finance, insurance and commercial finance businesses.

GE revenues for the second quarter of 2008 grew 1% over the second quarter of 2007.  Organic GE revenue growth was 9% this quarter.  This excludes revenues from businesses divested by GE in 2007, all of which Genpact continues to serve and whose revenues are now included in Global Client revenues.

As of the end of the second quarter of 2008, 25 clients each accounted for $5 million or more of Genpact’s revenues in the last twelve months. Of those, four clients each accounted for $25 million or more of Genpact’s revenues in the last twelve months.

Among the many services and solutions Genpact provides to its clients, the mix between business process services and IT services revenues remained relatively steady in the second quarter of 2008, with business process services contributing approximately 79% of revenues in the second quarter of 2008 up from 76% for the full year 2007.

Genpact generated $48 million of cash from operations in the second quarter of 2008, up from $44 million in the second quarter of 2007.

Year-to-Date Results

•                 Revenues were $488.2 million, up 30% from the first half of 2007.

•                 Net income was $44.5 million, up 398% from $8.9 million in the first half of 2007; net income margin for the first half of 2008 was 9.1%, up from 2.4% in the first half of 2007.

•                 Earnings per common share were $0.20, up from a loss of $0.39 per share in the first half of 2007.

•                 Adjusted income from operations increased 37% to $70.2 million compared to the first half of 2007.

•                 Adjusted income from operations margin was 14.4%, up from 13.6% in the first half of 2007.

•                 Adjusted diluted earnings per share were $0.32, up from $0.16 in the first half of 2007.

Annualized revenue per employee in the first half of 2008 was approximately $29,700, an increase from approximately $28,200 for the full year of 2007.  As of June 30, 2008, Genpact had more than 35,500 employees worldwide. Genpact’s attrition rate for the first half of 2008, measured from day one of employment, was 25% compared to 30% in 2007. Genpact’s attrition rate would be 19% if measured after six months of employment as many of Genpact’s competitors do.

Revised Presentation of the Income Statement

In order to more clearly reflect Genpact’s costs, including the impact of its long-term foreign exchange hedging strategy, Genpact has reclassified its foreign exchange gains or losses from a separate line item forming part of income from operations to selling, general and administrative expenses, cost of revenue or net revenues, as applicable.  The residual foreign exchange gains or losses, primarily relating to the re-measurement of foreign currency assets or liabilities, mainly accounts receivable, are now shown on the income statement below income from operations.  This reclassification does not affect net income or earnings per share.  The financial data contained in this press release reflect such reclassification.

Conference Call to Discuss Financial Results

Genpact management will host a conference call at 8 a.m. (Eastern Daylight Time) on August 6, 2008 to discuss the Company’s performance for the periods ended June 30, 2008. To participate, callers can dial 1 (866) 800-8652 from within the U.S. or 1 (617) 614-2705 from any other country. Thereafter, callers need to enter the participant passcode, which is 39842521.

Conference Call to Discuss Revised Presentation of Income Statement

Genpact management will host a second conference call at 9.30 a.m. (Eastern Daylight Time) on August 6, 2008 to discuss the revised presentation of the Company’s income statement. To participate, callers can dial 1 (866) 800-8652 from within the U.S. or 1 (617) 614-2705 from any other country. Thereafter, callers need to enter the participant passcode, which is 39842521.

For those who cannot participate in the calls, a replay and podcast will be available on our website, www.genpact.com, after the end of the calls. A transcript of both calls will also be made available on our website.

About Genpact

Genpact is a leader in the globalization of services and a pioneer in managing business processes for companies around the world. The company combines process expertise, information technology and analytical capabilities with operational insight and experience in diverse industries to provide a wide range of services using its global delivery platform. Genpact helps companies improve the ways in which they do business by applying Six Sigma and Lean principles plus technology to continuously improve their business processes. Genpact operates service delivery centers in India, China, Hungary, Mexico, the Philippines, the Netherlands, Romania, Spain and the United States. For more information, see our website at: www.genpact.com.

Safe Harbor

This press release contains certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to the risks and uncertainties arising from our past and future acquisitions, slowdown in the economies and sectors in which our clients operate, a slowdown in the BPO and IT Services sectors, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K. These filings are available at www.sec.gov. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although the company believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to pay undue reliance on these forward-looking statements, which reflect management’s current analysis of future events. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Contact

Investors	Roanak Desai
+91 (124) 402-2716
roanak.desai@genpact.com

Media	Anita Trehan
+91 (124) 402 2726
anita.trehan@genpact.com

Genpact Limited and its Subsidiaries

Consolidated Balance Sheets

(In thousands, except per share data)

		(Unaudited)
	As of December 31,	As of June 30,
	2007	2008
Assets
Current assets
Cash and cash equivalents	$279,306	$297,978
Accounts receivable, net	99,354	131,377
Accounts receivable from a significant shareholder, net	93,307	89,993
Short term deposits with a significant shareholder	35,079	25,602
Deferred tax assets	9,683	8,956
Due from a significant shareholder	8,977	6,084
Prepaid expenses and other current assets	146,155	130,650
Total current assets	671,861	690,640

Property, plant and equipment, net	195,660	177,959
Deferred tax assets	2,196	58,580
Investment in equity affiliate	197	760
Customer-related intangible assets, net	99,257	77,390
Other intangible assets, net	10,375	7,491
Goodwill	601,120	588,741
Other assets	162,800	79,858
Total assets	$1,743,466	$1,681,419

Genpact Limited and its Subsidiaries

Consolidated Balance Sheets

(In thousands, except per share data)

		(Unaudited)
	As of December 31,	As of June 30,
	2007	2008
Liabilities and shareholders’ equity
Current liabilities
Current portion of long-term debt	$19,816	$19,872
Current portion of long-term debt from a significant shareholder	1,125	1,231
Current portion of capital lease obligations	38	40
Current portion of capital lease obligations payable to a significant shareholder	1,826	1,666
Accounts payable	12,446	11,110
Income taxes payable	7,035	21,372
Deferred tax liabilities	20,561	6,206
Due to a significant shareholder	8,930	8,736
Accrued expenses and other current liabilities	197,298	244,821
Total current liabilities	$269,075	$315,054

Long-term debt, less current portion	100,041	90,090
Long-term debt from a significant shareholder, less current portion	2,740	2,352
Capital lease obligations, less current portion	137	120
Capital lease obligations payable to a significant shareholder, less current portion	2,969	2,503
Deferred tax liabilities	40,738	12,626
Due to a significant shareholder	8,341	6,525
Other liabilities	65,630	192,197
Total liabilities	$489,671	$621,467

Minority interest	3,066	2,841

Shareholders’ equity
Preferred shares, $0.01 par value, 250,000,000 authorized, none issued	—	—
Common shares, $0.01 par value, 500,000,000 authorized, 212,101,874 and 213,861,157 issued and outstanding as of December 31, 2007 and June 30, 2008, respectively	2,121	2,139
Additional paid-in capital	1,000,179	1,017,344
Retained earnings	26,469	70,979
Accumulated other comprehensive income (loss)	221,960	(33,351)
Total shareholders’ equity	1,250,729	1,057,111
Commitments and contingencies	—	—
Total liabilities, minority interest and shareholders’ equity	$1,743,466	$1,681,419

Genpact Limited and its Subsidiaries

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2007	2008	2007	2008
Net revenues
Net revenues from services — significant shareholder	$124,218	$125,851	$244,990	$240,174
Net revenues from services — others	76,041	127,721	130,473	248,008
Other revenues	427	4	1,382	20
Total net revenues	200,686	253,576	376,845	488,202
Cost of revenue
Services	120,444	147,092	228,566	293,173
Others	299	—	1,034	—
Total cost of revenue	120,743	147,092	229,600	293,173
Gross profit	79,943	106,484	147,245	195,029

Operating expenses:
Selling, general and administrative expenses	52,516	66,632	100,644	128,769
Amortization of acquired intangible assets	9,437	9,601	18,629	19,825
Other operating (income) losses, net	(1,160)	1,073	(1,723)	(64)
Income from operations	$19,150	$29,178	$29,695	$46,499

Foreign exchange (gains) losses, net	(431)	883	(457)	(5,833)
Other income (expense), net	(3,498)	3,148	(7,078)	5,022

Income before share of equity in (earnings) loss of affiliate, minority interest and income tax expense	16,083	31,443	23,074	57,354

Equity in loss of affiliate	7	110	80	319

Minority interest	2,788	3,141	3,692	5,982

Income tax expense	6,195	3,376	10,363	6,543
Net Income	$7,093	$24,816	$8,939	$44,510

Net income (loss) available to common shareholders	(11,913)	24,816	(26,613)	44,510
Earnings (loss) per common share -
Basic	$(0.17)	$0.12	$(0.39)	$0.21
Diluted	$(0.17)	$0.11	$(0.39)	$0.20

Weighted average number of common shares used in computing earnings (loss) per common share -
Basic	69,462,052	213,001,442	68,841,133	212,599,543
Diluted	69,462,052	218,863,648	68,841,133	218,151,069

Genpact Limited and its Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Six months ended June 30,
	2007	2008
Operating activities
Net income	$8,939	$44,510
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	22,509	28,952
Amortization of debt issue costs	318	332
Amortization of acquired intangible assets	19,155	20,325
Loss on sale of property, plant and equipment, net	40	2,228
Provision for doubtful receivables	1,675	2,022
Provision for mortgage loans	—	580
Unrealized (gain) loss on revaluation of foreign currency asset, liability	1,647	(2,684)
Equity in loss of affiliate	80	319
Minority interest	3,692	5,982
Share-based compensation expense	5,231	8,309
Deferred income taxes	(1,799)	(9,932)
Change in operating assets and liabilities:
Decrease (increase) in accounts receivable	(14,883)	(30,341)
Decrease (increase) in other assets	(462)	(16,380)
(Decrease) increase in accounts payable	3,818	(1,164)
(Decrease) increase in accrued expenses and other current liabilities	(8,514)	(3,856)
(Decrease) increase in income taxes payable	7,741	14,220
(Decrease) increase in other liabilities	3,608	5,959
Net cash provided by operating activities	$52,795	$69,381

Investing activities
Purchase of property, plant and equipment	(23,289)	(31,921)
Proceeds from sale of property, plant and equipment	1,156	3,790
Investment in affiliates	(455)	(883)
Short term deposits placed	(73,561)	(122,673)
Redemption of short term deposits	62,313	129,627
Payment for business acquisition, net of cash acquired	(14,771)	—
Net cash used in investing activities	$(48,607)	$(22,060)

Financing activities
Repayment of capital lease obligations	(1,381)	(1,356)
Proceeds from long-term debt	1,525	—
Repayment of long-term debt	(10,711)	(10,458)
Short-term borrowings, net	14,675	—
Repurchase of common shares and preferred stock	(1,995)	—
Deferred IPO cost	(1,492)	—
Proceeds from issuance of common shares on exercise of options	1,225	8,874
Payment to minority shareholders	(2,104)	(5,631)
Net cash (used) by financing activities	$(258)	$(8,571)

Effect of exchange rate changes	9,664	(20,078)
Net increase (decrease) in cash and cash equivalents	3,930	38,750
Cash and cash equivalents at the beginning of the period	35,430	279,306
Cash and cash equivalents at the end of the period	$49,024	$297,978

Supplementary information
Cash paid during the period for interest	$7,318	$3,404
Cash paid during the period for income taxes	$4,337	$12,937
Property, plant and equipment acquired under capital lease obligation	$930	$1,057
Shares issued for business acquisition	$23,265	$—

Reconciliation of Adjusted Non-GAAP Financial Measures to GAAP Measures

To supplement the consolidated financial statements presented in accordance with GAAP, this press release includes the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: non-GAAP adjusted income from operations, adjusted net income, adjusted earnings per share and pro forma earnings per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures, the financial statements prepared in accordance with GAAP and the reconciliations of Genpact’s GAAP financial statements to such non-GAAP measures should be carefully evaluated.

For its internal management reporting and budgeting purposes, Genpact’s management uses financial statements that do not include stock-based compensation expense related to employee stock options, amortization of acquired intangibles at formation in 2004 and additional depreciation due to mark-to-market adjustment at formation in 2004 for financial and operational decision-making, to evaluate period-to-period comparisons or for making comparisons of Genpact’s operating results to that of its competitors. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when adopting FAS 123(R), Genpact’s management believes that providing financial statements that do not include stock-based compensation allows investors to make additional comparisons between Genpact’s operating results to those of other companies. In addition, Genpact’s management believes that providing non-GAAP financial measures that exclude amortization of acquired intangibles and additional depreciation due to mark-to-market adjustment at formation allows investors to make additional comparisons between Genpact’s operating results to those of other companies. The Company also believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under FAS 123(R) and the amortization of intangibles associated with further acquisitions, if any. Accordingly, Genpact believes that the presentation of non-GAAP adjusted income from operations and adjusted net income, when read in conjunction with the Company’s reported results, can provide useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

In addition, for its internal management reporting for 2007, Genpact’s management used adjusted earnings per share and pro forma earnings per share that do not include impact of the undistributed earnings to preferred stock, preferred dividend and beneficial interest on conversion of preferred stock dividend and assumes the preferred stock was converted to common shares. As of July 13, 2007, prior to the IPO, all the preferred stock has been converted to common shares. Accordingly, the Company believes that to evaluate period to period comparisons, the presentation of non-GAAP adjusted earnings per share and pro forma earnings per share when read in conjunction with the Company’s reported results, can provide useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

A limitation of using non-GAAP adjusted income from operations and adjusted net income versus income from operations and net income calculated in accordance with GAAP is that non-GAAP adjusted income from operations and adjusted net income excludes costs, namely, stock-based compensation, that are recurring. Stock-based compensation has been and will continue to be a significant recurring expense in Genpact’s business for the foreseeable future. Management compensates for this limitation by providing specific information regarding the GAAP amounts excluded from non-GAAP adjusted income from operations and adjusted net income and evaluating such non-GAAP financial measures with financial measures calculated in accordance with GAAP.

During the second quarter of 2008, Genpact has reclassified its foreign exchange gains or losses from a separate line item in order to more clearly reflect Genpact’s costs, including the impact of its long-term foreign exchange hedging strategy. This reclassification affects income from operations and consequently affects adjusted income from operations. This reclassification does not affect adjusted net income or adjusted earnings per share.

The following tables show the reconciliation of the adjusted financial measures from GAAP on a reclassified basis for the periods ended June 30, 2008:

Reconciliation of Adjusted Income from Operations

(Unaudited)

(In thousands)

	Quarter Ended June 30,		Six months Ended June 30,
	2007	2008	2007	2008

Income from operations as per GAAP (reclassified basis)	$19,150	$29,178	$29,695	$46,499
Add: Amortization of acquired intangible assets resulting from Formation Accounting	9,281	9,297	18,515	19,257
Add: Additional depreciation due to fair value adjustment resulting from Formation Accounting	514	14	1,028	28
Add: Share based compensation	3,296	4,382	5,231	8,309
Add: FBT impact on share based compensation recovered from employees	—	1,453	—	1,553
Add: Gain (loss) on interest rate swaps	15	—	(20)	(283)
Add: Other income	434	737	710	1173
Less: Equity in loss of affiliate	(7)	(110)	(80)	(319)
Less: Minority interest	(2,788)	(3,141)	(3,692)	(5,982)
Adjusted income from operations	$29,895	$41,810	$51,387	$70,235

Reconciliation of Adjusted Net Income

(Unaudited)

(In thousands, except per share data)

	Quarter Ended June 30,		Six months Ended June 30,
	2007	2008	2007	2008

Net income as per GAAP	$7,093	$24,816	$8,939	$44,510
Add: Amortization of acquired intangible assets resulting from Formation Accounting	9,281	9,297	18,515	19,257
Add: Additional depreciation due to fair value adjustment resulting from Formation Accounting	514	14	1,028	28
Add: Share based compensation	3,296	4,382	5,231	8,309
Add: FBT impact on share based compensation recovered from employees	—	1,453	—	1,553
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting	(1,284)	(1,640)	(1,736)	(3,464)
Adjusted net income	$18,900	$38,322	$31,977	$70,193
Diluted adjusted earnings per share	$0.10	$0.18	$0.16	$0.32

Reconciliation of Pro Forma Earnings Per Share

(Unaudited)

(In thousands, except per share data)

	Quarter Ended June 30,		Six months Ended June 30,
	2007	2008	2007	2008

Net income (loss) available to common shareholders as per GAAP	$(11,913)	$24,816	$(26,613)	$44,510
Add: preferred dividend	3,677	—	7,116	—
Add : undistributed earnings to preferred stock	2,088	—	2,088	—
Add: beneficial interest on conversion of preferred stock dividend	13,241	—	26,348	—
Pro forma net income available to common shareholders	$7,093	$24,816	$8,939	$44,510

Diluted pro forma earnings per share	$0.04	$0.11	$0.05	$0.20

Weighted average number of common shares used in computing dilutive earnings (loss) per common share as per GAAP	69,462,052	218,863,648	68,841,133	218,151,069
Pro forma dilutive effect of stock options	9,004,729	—	9,143,707	—
Add: Impact of preferred stock converted into common stock (a)	119,231,521	—	119,231,595	—
Weighted average number of adjusted common shares used in computing adjusted and pro forma dilutive earnings (loss) per common share	197,698,302	218,863,648	197,216,435	218,151,069

(a) Pro forma earnings per share give effect to Genpact’s 2007 reorganization of legal entities as if it occurred on January 1, 2007. In Genpact’s 2007 reorganization, the shareholders of Genpact Global Holdings exchanged their preferred and common shares of Genpact Global Holdings for common shares of Genpact Limited.

Statements of Income on a

Historical and Reclassified Basis

(Q1 2006 - Q2 2008)

The following tables provide GAAP financial measures, on historical and reclassified bases, together with reconciliations of the adjusted financial measures from GAAP on a reclassified basis, for the periods indicated:

Historical Basis

Genpact Limited and its Subsidiaries

(Table A)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2008	June 30, 2008
Net revenues
Net revenues from services - significant shareholder	$114,323	$125,929
Net revenues from services - others	120,094	127,800
Other revenues	17	4
Total net revenues	234,434	253,733
Cost of revenue
Services	157,599	153,165
Others	—	—
Total cost of revenue	157,599	153,165
Gross profit	76,835	100,568

Operating expenses:
Selling, general and administrative expenses	66,089	68,818
Amortization of acquired intangible assets	10,224	9,601
Foreign exchange (gains) losses, net	(22,377)	(7,219)
Other operating income	(1,138)	1,073
Income from operations	24,037	28,295

Other income (expense), net	1,874	3,148

Income before share of equity in (earnings) loss of affiliate, minority interest and income taxes	25,911	31,443

Equity in loss of affiliate	210	110

Minority interest	2,842	3,141

Income tax expense (benefit)	3,166	3,376
Net Income	$19,693	$24,816

Reclassified Basis

Genpact Limited and its Subsidiaries

(Table B)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2008	June 30, 2008
Net revenues
Net revenues from services — significant shareholder	$114,417	$125,851
Net revenues from services — others	120,192	127,721
Other revenues	17	4
Total net revenues	234,626	253,576
Cost of revenue
Services	146,082	147,092
Others	—	—
Total cost of revenue	146,082	147,092
Gross profit	88,544	106,484

Operating expenses:
Selling, general and administrative expenses	62,136	66,632
Amortization of acquired intangible assets	10,224	9,601
Other operating income	(1,138)	1,073
Income from operations	$17,322	$29,178

Foreign exchange (gains) losses, net	(6,715)	883
Other income (expense), net	1,874	3,148

Income before share of equity in (earnings) loss of affiliate, minority interest and income tax expense	25,911	31,443

Equity in loss of affiliate	210	110

Minority interest	2,842	3,141

Income tax expense	3,166	3,376
Net Income	$19,693	$24,816

Genpact Limited and its Subsidiaries

(Table C)

Allocation of Reclassified Items

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2008	June 30, 2008

Foreign exchange (gains) losses, net as reported on historical basis	(22,377)	(7,219)

Allocation of reclassified items:
Increase (decrease) in net revenue	192	(157)
Decrease in cost of revenue	11,517	6,073
Decrease in selling, general and administrative expenses	3,953	2,186
Total	15,662	8,102

Foreign exchange (gains) losses, net as reported on reclassified basis (1)	(6,715)	883

(1)  Reclassified below income from operations.

Reclassified Basis

Reconciliation of Adjusted Income from Operations

(Table D)

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2008	June 30, 2008

Income from operations as per GAAP (reclassified basis)	$17,322	$29,178
Add: Amortization of acquired intangible assets resulting from Formation Accounting	9,960	9,297
Add: Additional depreciation due to fair value adjustment resulting from Formation Accounting	14	14
Add: Share based compensation	3,927	4,382
Add: FBT impact on share based compensation recovered from employees	100	1,453
Add: Gain (loss) on interest rate swaps	(283)	—
Add: Other income	435	737
Less: Equity in loss of affiliate	(210)	(110)
Less: Minority interest	(2,842)	(3,141)
Adjusted income from operations	$28,423	$41,810

Historical Basis

Genpact Limited and its Subsidiaries

(Table E)

Consolidated Statements of Income

(In thousands, except per share data)

	Year ended December 31,
	2006	2007
Net revenues
Net revenues from services — significant shareholder	$453,305	$481,033
Net revenues from services — others	158,282	340,158
Other revenues	1,460	1,493
Total net revenues	613,047	822,684
Cost of revenue
Services	359,791	514,330
Others	1,090	1,133
Total cost of revenue	360,881	515,463
Gross profit	252,166	307,221

Operating expenses:
Selling, general and administrative expenses	159,203	231,320
Amortization of acquired intangible assets	41,715	36,938
Foreign exchange (gains) losses, net	13,021	(43,577)
Other operating income	(4,930)	(4,264)
Income from operations	$43,157	$86,804

Other income (expense), net	(9,235)	(5,196)

Income before share of equity in (earnings) loss of affiliate, minority interest and income taxes	33,922	81,608

Equity in loss of affiliate	—	255

Minority interest	—	8,387

Income tax expense (benefit)	(5,850)	16,543
Net Income	$39,772	$56,423

Reclassified Basis

Genpact Limited and its Subsidiaries

(Table F)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Year ended December 31,
	2006	2007
Net revenues
Net revenues from services — significant shareholder	$453,305	$481,350
Net revenues from services — others	158,282	340,328
Other revenues	1,460	1,493
Total net revenues	613,047	823,171
Cost of revenue
Services	368,088	481,805
Others	1,090	1,133
Total cost of revenue	369,178	482,938
Gross profit	243,869	340,233

Operating expenses:
Selling, general and administrative expenses	162,019	218,237
Amortization of acquired intangible assets	41,715	36,938
Other operating income	(4,930)	(4,264)
Income from operations	$45,065	$89,322

Foreign exchange (gains) losses, net	1,908	2,518
Other income (expense), net	(9,235)	(5,196)

Income before share of equity in (earnings) loss of affiliate, minority interest and income tax expense	33,922	81,608

Equity in loss of affiliate	—	255

Minority interest	—	8,387

Income tax expense	(5,850)	16,543
Net Income	$39,772	$56,423

Genpact Limited and its Subsidiaries

(Table G)

Allocation of Reclassified Items

(Unaudited)

(In thousands, except per share data)

	Year ended December 31,
	2006	2007

Foreign exchange (gains) losses, net as reported on historical basis	13,021	(43,577)

Allocation of reclassified items:
Increase in net revenues	—	487
Decrease (increase) in cost of revenue	(8,297)	32,525
Decrease (increase) in selling, general and administrative expenses	(2,816)	13,083
Total	(11,113)	46,095

Foreign exchange (gains) losses, net as reported on reclassified basis (1)	1,908	2,518

(1)  Reclassified below income from operations.

Reclassified Basis

Reconciliation of Adjusted Income from Operations

(Table H)

(Unaudited)

(In thousands, except per share data)

	Year Ended December 31,
	2006	2007

Income from operations as per GAAP (reclassified basis)	$45,065	$89,322
Add: Amortization of acquired intangible assets resulting from Formation Accounting	42,738	35,764
Add: Additional depreciation due to fair value adjustment resulting from Formation Accounting	2,056	2,056
Add: Stock based compensation	4,501	13,021
Add: FBT Impact on Stock based compensation recovered from employees		507
Add: Gain (loss) on interest rate swaps	1,394	(41)
Add: Other income	1,324	2,383
Less: Equity in loss of affiliate	—	(255)
Less: Minority interest	—	(8,387)
Adjusted income from operations	$97,078	$134,370

Historical Basis

Genpact Limited and its Subsidiaries

(Table I)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Net revenues
Net revenues from services - significant shareholder	$120,772	$124,218	$122,862	$113,181
Net revenues from services - others	54,255	75,847	91,590	118,466
Other revenues	955	427	110	1
Total net revenues	175,982	200,492	214,562	231,648
Cost of revenue
Services	109,150	128,248	132,991	143,941
Others	735	299	99	—
Total cost of revenue	109,885	128,547	133,090	143,941
Gross profit	66,097	71,945	81,472	87,707

Operating expenses:
Selling, general and administrative expenses	48,554	55,565	62,849	64,352
Amortization of acquired intangible assets	9,192	9,437	9,358	8,951
Foreign exchange (gains) losses, net	(1,660)	(11,478)	(15,476)	(14,963)
Other operating income	(563)	(1,160)	(810)	(1,731)
Income from operations	10,574	19,581	25,551	31,098

Other income (expense), net	(3,580)	(3,498)	(619)	2,501

Income before share of equity in (earnings) loss of affiliate, minority interest and income taxes	6,994	16,083	24,932	33,599

Equity in loss of affiliate	73	7	61	114

Minority interest	904	2,788	2,062	2,633

Income tax expense (benefit)	4,169	6,195	6,486	(307)
Net Income	$1,848	$7,093	$16,323	$31,159

Reclassified Basis

Genpact Limited and its Subsidiaries

(Table J)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Net revenues
Net revenues from services — significant shareholder	$120,895	$124,338	$122,981	$113,136
Net revenues from services — others	54,310	75,921	91,678	118,419
Other revenues	955	427	110	1
Total net revenues	176,160	200,686	214,769	231,556
Cost of revenue
Services	108,123	120,444	122,564	130,674
Others	735	299	99	—
Total cost of revenue	108,858	120,743	122,663	130,674
Gross profit	67,302	79,943	92,106	100,882

Operating expenses:
Selling, general and administrative expenses	48,126	52,516	59,035	58,560
Amortization of acquired intangible assets	9,192	9,437	9,358	8,951
Other operating income	(563)	(1,160)	(810)	(1,731)
Income from operations	$10,547	$19,150	$24,523	$35,102

Foreign exchange (gains) losses, net	(27)	(431)	(1,028)	4,004
Other income (expense), net	(3,580)	(3,498)	(619)	2,501

Income before share of equity in (earnings) loss of affiliate, minority interest and income tax expense	6,994	16,083	24,932	33,599

Equity in loss of affiliate	73	7	61	114

Minority interest	904	2,788	2,062	2,633

Income tax expense (benefit)	4,169	6,195	6,486	(307)
Net Income	$1,848	$7,093	$16,323	$31,159

Genpact Limited and its Subsidiaries

(Table K)

Allocation of Reclassified Items

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007

Foreign exchange (gains) losses, net as reported on historical basis	(1,660)	(11,478)	(15,476)	(14,963)

Allocation of reclassified items:
Increase (decrease) in net revenue	178	194	207	(92)
Decrease in cost of revenue	1,027	7,804	10,427	13,267
Decrease in selling, general and administrative expenses	428	3,049	3,814	5,792
Total	1,633	11,047	14,448	18,967

Foreign exchange (gains) losses, net as reported on reclassified basis (1)	(27)	(431)	(1,028)	4,004

(1)  Reclassified below income from operations.

Reclassified Basis

Reconciliation of Adjusted Income from Operations

(Table L)

(Unaudited)

(In thousands, except per share data)

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007

Income from operations as per GAAP (reclassified basis)	$10,547	$19,150	$24,523	$35,102
Add: Amortization of acquired intangible assets resulting from Formation Accounting	9,234	9,281	8,654	8,595
Add: Additional depreciation due to fair value adjustment resulting from Formation Accounting	514	514	514	514
Add: Share based compensation	1,935	3,296	3,678	4,112
Add: FBT impact on share based compensation recovered from employees	—	—	—	507
Add: Gain (loss) on interest rate swaps	(35)	15	(189)	(131)
Add: Other income	276	434	620	1,352
Less: Equity in loss of affiliate	(73)	(7)	(61)	(114)
Less: Minority interest	(904)	(2,788)	(2,062)	(2,633)
Adjusted income from operations	$21,494	$29,895	$35,677	$47,304

Historical Basis

Genpact Limited and its Subsidiaries

(Table M)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Quarter ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
Net revenues
Net revenues from services — significant shareholder	$109,650	$109,662	$111,047	$122,946
Net revenues from services — others	22,246	31,294	50,853	53,889
Other revenues	—	—	486	974
Total net revenues	131,896	140,956	162,386	177,809
Cost of revenue
Services	77,986	85,753	93,148	102,904
Others	—	—	363	727
Total cost of revenue	77,986	85,753	93,511	103,631
Gross profit	53,910	55,203	68,875	74,178

Operating expenses:
Selling, general and administrative expenses	36,104	37,025	40,813	45,261
Amortization of acquired intangible assets	11,045	10,569	10,200	9,901
Foreign exchange (gains) losses, net	3,695	826	4,235	4,265
Other operating income	(1,128)	(625)	(1,373)	(1,804)
Income from operations	$4,194	$7,408	$15,000	$16,555

Other income (expense), net	(554)	(2,630)	(4,230)	(1,821)

Income before share of equity in (earnings) loss of affiliate, minority interest and income taxes	3,640	4,778	10,770	14,734

Equity in loss of affiliate	—	—	—	—

Minority interest	—	—	—	—

Income tax expense (benefit)	(1,428)	(2,244)	(2,035)	(143)
Net Income	$5,068	$7,022	$12,805	$14,877

Reclassified Basis

Genpact Limited and its Subsidiaries

(Table N)

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data)

	Quarter ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
Net revenues
Net revenues from services — significant shareholder	$109,650	$109,662	$111,047	$122,946
Net revenues from services — others	22,246	31,294	50,853	53,889
Other revenues	—	—	486	974
Total net revenues	131,896	140,956	162,386	177,809
Cost of revenue
Services	78,667	88,496	96,505	104,420
Others	—	—	363	727
Total cost of revenue	78,667	88,496	96,868	105,147
Gross profit	53,229	52,460	65,518	72,662

Operating expenses:
Selling, general and administrative expenses	36,344	37,990	41,996	45,689
Amortization of acquired intangible assets	11,045	10,569	10,200	9,901
Other operating income	(1,128)	(625)	(1,373)	(1,804)
Income from operations	$6,968	$4,526	$14,695	$18,876

Foreign exchange (gains) losses, net	2,774	(2,882)	(305)	2,321
Other income (expense), net	(554)	(2,630)	(4,230)	(1,821)

Income before share of equity in (earnings) loss of affiliate, minority interest and income tax expense	3,640	4,778	10,770	14,734

Equity in loss of affiliate	—	—	—	—

Minority interest	—	—	—	—

Income tax expense (benefit)	(1,428)	(2,244)	(2,035)	(143)
Net Income	$5,068	$7,022	$12,805	$14,877

Genpact Limited and its Subsidiaries

(Table O)

Allocation of Reclassified Items

(Unaudited)

(In thousands, except per share data)

	Quarter ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006

Foreign exchange (gains) losses, net as reported on historical basis	3,695	826	4,235	4,265

Allocation of reclassified items:

Increase in cost of revenue	681	2,743	3,357	1,516
Increase in selling, general and administrative expenses	240	965	1,183	428
Total	921	3,708	4,540	1,943

Foreign exchange (gains) losses, net as reported on reclassified basis (1)	2,774	(2,882)	(305)	2,321

(1)  Reclassified below income from operations.

Reclassified Basis

Reconciliation of Adjusted Income from Operations

(Table P)

(Unaudited)

(In thousands)

	Quarter Ended,
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006

Income from operations as per GAAP (reclassified basis)	$6,968	$4,526	$14,695	$18,876
Add: Amortization of acquired intangible assets resulting from Formation Accounting	11,400	10,909	10,439	9,990
Add: Additional depreciation due to fair value adjustment resulting from Formation Accounting	514	514	514	514
Add: Stock based compensation	1,172	1,307	1,105	917
Add: FBT Impact on Stock based compensation recovered from employees	—	—	—	—
Add: Gain (loss) on interest rate swaps	1,171	1,584	(1,311)	(50)
Add: Other income	312	771	85	156
Less: Equity in loss of affiliate	—	—	—	—
Less: Minority interest	—	—	—	—
Adjusted income from operations	$21,537	$19,611	$25,527	$30,403